Exhibit 10.6
ALLONGE TO TERM NOTE

As of June 1, 2012

THIS ALLONGE TO TERM NOTE (THE “ALLONGE”) IS TO BE ATTACHED PERMANENTLY TO THE TERM NOTE DATED AS OF MAY 27, 2009 AND MADE BY EDAC TECHNOLOGIES CORPORATION, GROS-ITE INDUSTRIES, INC., AND APEX MACHINE TOOL COMPANY, INC. (collectively, the “BORROWER”) TO THE ORDER OF TD BANK, N.A. IN THE ORIGINAL PRINCIPAL AMOUNT OF FOUR MILLION THREE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($4,360,000.00) (THE “NOTE”).

All capitalized terms used but not otherwise defined in this Allonge shall have the meanings ascribed to such terms in the Note.

Except as set forth in this Allonge, the Note remains in full force and effect and has not been modified or amended in any respect.

This Allonge and the Note shall be read, construed and interpreted as one and the same instrument.

The Note is hereby amended so that any and all references to “Borrower” or “Maker” shall hereinafter mean and include EDAC TECHNOLOGIES CORPORATION, GROS-ITE INDUSTRIES, INC., APEX MACHINE TOOL COMPANY, INC., and EBTEC CORPORATION, jointly and severally.

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To the extent necessary to assure the liability of the Borrower to the holder of the Note, the signature of the entities constituting the Borrower appearing below shall be construed as both an endorsement and a reissue of the Note.
EDAC TECHNOLOGIES CORPORATION

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Chief Financial Officer
Duly Authorized

GROS-ITE INDUSTRIES, INC.

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Secretary
Duly Authorized

APEX MACHINE TOOL COMPANY, INC.

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Secretary
Duly Authorized

EBTEC CORPORATION

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Treasurer
Duly Authorized